--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

          ------------------------------------------------------------
          ------------------------------------------------------------
                                  HOTCHKIS AND

                                  WILEY FUNDS
          ------------------------------------------------------------
          ------------------------------------------------------------
                      Equity Fund For Insurance Companies
                               SEMI-ANNUAL REPORT
    ------------------------------------------------------------------------
                               December 31, 1999

                           725 South Figueroa Street
                                   Suite 4000
                           Los Angeles, CA 90017-5400
                                 (213) 430-1000

                               Investment Advisor
                               Hotchkis and Wiley
                                  Distributor
                       Princeton Funds Distributor, Inc.
         THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------

DEAR SHAREHOLDERS:

     We are pleased to present to you the semi-annual report of Hotchkis and Wiley Equity Fund for Insurance Companies for the six months ended December 31, 1999.

     The performance of the U.S. equity market over the last six months of the year was extraordinary. Major U.S. equity indexes again hit new highs, with the S&P 500 Index up 7.7% and the Nasdaq Composite Index up an astounding 51.7%. In the fourth quarter alone, the S&P gained 15.1% while the Nasdaq soared 48.3%. All appears to be grand, but is it really? The nagging question still remains -- are current prices supported by fundamentals and can these prices continue to advance?

     During the third quarter, the S&P 500 was down -6.2%, with all sectors of the market posting losses, except for technology (up 4.3%). In our opinion, concentrated areas of the market were being driven almost exclusively by speculation and the money continued to flow in the direction of increased speculative frenzy. The mania surrounding internet stocks was clearly at one end of the spectrum. However, this was the tip of the iceberg. More established companies, such as Lucent, Dell, Microsoft and many other high flyers, were using their stock to participate in many of the same startups.

     By year-end, the speculative excesses of the market not only continued to exist, but actually had accelerated through the fourth quarter. At first glance, the gains posted by the S&P 500 for all 1999 suggest that optimism abounds; however, illusions run deep. Of all the stocks that comprise the S&P 500, almost half (49%) actually posted negative returns for the year. Interestingly, those companies that reported negative earnings in 1999 produced the strongest returns (+68%). In a market where earnings were not rewarded, companies that had positive earnings support trailed the market average with a 10% return. There certainly is no shortage of speculative fever in this market, and, in our opinion, there is a misguided belief that future earnings for all the high flyers will somehow miraculously materialize.

     One is left to ask the question, "Why are investors pricing the technology sector so excessively?" Earnings growth (for those technology companies that have earnings) has not been substantial enough to justify the price appreciation of the Indexes. Interest rates have risen over the last year, which would argue for contraction of valuation multiples, not expansion. The compelling explanation is a surge in net cash inflows into technology sector mutual funds. In the first 10 months of 1999, net inflows into tech-sector stock funds totaled an astounding $17 billion. This compared to only $600 million in all of 1998, and was more than all net inflows into tech mutual funds for the preceding 10 years combined. Retail investors have become enamored with the returns of these funds and continue to throw money blindly at these investments with no concern for underlying valuation. The risk for these investors is if true valuation ultimately wins out (as history suggests it always does) and there is a sizable correction.

     A closer look at the S&P 500 reveals a remarkably concentrated and narrow market. The technology sector now represents almost 30% of the S&P 500, up from about 10% in 1993. In terms of contribution to returns, the top 31 stocks of the S&P 500 (mainly technology and telecommunication issues) accounted for the entire performance of the Index. Conversely, the "value" stocks of the index (i.e., below market price-to-earnings ratio and above market dividend yield) actually posted a -2% return. It would be easy to understand this widening price disparity if the relative fundamentals of the two groups were also widening. They were not! The relative P/E ratio of the top 31 contributors to the Index versus the value constituents continued to expand in 1999, even though the relative earnings growth expectations for these two groups actually narrowed. This paradox was particularly apparent in the fourth quarter, as the relative P/E's of the market leaders soared while their relative growth rates diminished. The top 31 are now trading at 50.1 times forward earnings, while the value group is priced at a modest 11.0 times forward earnings.

     In the past, we have made comparisons of the excesses in the current market to other manias, e.g., nifty fifty in the mid 70's, Japan in the late 80's, biotech in the early 90's. We would like to note one other. In the 1840's, British speculators became infatuated with railroad stocks. Although those who invested in the railroads ultimately made little money (competition and regulation steadily eroded margins), the over-investment in railroad capacity in the UK tremendously benefited the overall economy. Railways changed the nature of most other businesses.

     Perhaps the beneficiaries of the internet economy will not be those who have invested in e-businesses, but rather traditional companies that ultimately profit from the opportunity provided by the internet. A prime example is General Motors. In dealing with customers, GM is aggressively looking at ways to reconfigure its distribution system around the internet to reduce cost and increase efficiency. In dealing with suppliers, GM is using an integrated web-based procurement solution, Commerce One. The potential from this initiative is so immense that GM was able to leverage its involvement with Commerce One into a 20% equity stake in the company. At today's prices, that equity stake is worth $2.8 billion or $4.29/share. In addition, GM's 70% ownership of GM Hughes, a direct play on satellite communications, is worth some $30 billion, or $46/share. On a sum of the parts basis, GM's core automotive business is now selling for about $25/share, an extremely low multiple of current earnings and cash flow. An investment in GM at its current price provides exposure to a technology business but at a very reasonable price. At December 31, 1999, the Fund had 2.5% of its assets invested in GM.

     As a value investor, we are frustrated with what we see as the irrationality of today's market, but we also recognize that these same market dynamics have created an incredible (perhaps unprecedented) opportunity. Our conviction to value has not wavered. We remain committed to many of the out-of-favor areas of the market, such as the manufacturing and consumer cyclicals and the electric utilities. For example, Reynolds Metals, Ford Motor and Illinova were in the Fund's top-ten holdings at December 31, 1999. Solid companies with strong earnings prospects have been ignored by investors and are now grossly undervalued relative to the overall market.

     The current market's extreme pricing inefficiencies create huge opportunities for the disciplined value investor. Our time-proven investment processes position the Fund to benefit from any rotation to value.

TOTAL RETURNS FOR PERIODS ENDED 12/31/99*

                                                                EQUITY FUND FOR
                                                              INSURANCE COMPANIES   S&P 500 INDEX
-------------------------------------------------------------------------------------------------
Six Months.................................................         (12.73)%             7.95%
One Year...................................................          (4.29)             21.14
Five Years.................................................          16.62              28.66
Since Inception (1/29/93)..................................          13.04              16.32

* Average annual total return for periods greater than one year.
Past performance is no guarantee of future performance.

     As always, we appreciate the trust you place in us. We thank you for your continued support and we look forward to reporting to you again in six months. Sincerely,

Nancy D. Celick sig
Nancy D. Celick
President
HOTCHKIS AND WILEY FUNDS

The opinions expressed above are as of December 31, 1999. They are subject to change and any forecasts made cannot be guaranteed. The Fund might not continue to hold any securities mentioned and has no obligation to disclose purchases or sales in these securities.

Total returns and average annual total returns are net of all charges and fees and assume the reinvestment of capital gains distributions and shareholder dividends at net asset value. The investment advisor pays all operating expenses of the Fund other than the management fee. Were it not to pay such expenses, net returns would be lower. Investment return and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future performance.

The S&P 500 Index is an unmanaged index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The Nasdaq Composite Index is an unmanaged index which covers 4,500 stocks traded over the counter. It represents many small company stocks, but is heavily influenced by about 100 of the largest Nasdaq stocks. It is a value-weighted index calculated on price change only and does not include income. The Indexes do not reflect the payment of transaction costs, fees and expenses associated with an investment in the Fund. The securities and weightings among securities in the Fund differ substantially from those in the Indexes, and the Fund's value disciplines often prevent investments in major stocks in the Indexes. The Fund's returns may not correlate with the Indexes. It is not possible to invest directly in an index.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
December 31, 1999 (Unaudited)

                    COMMON STOCKS--97.9%                      SHARES        VALUE
------------------------------------------------------------------------------------
AEROSPACE--4.9%
     Lockheed Martin Corporation............................   31,200    $   682,500
     Northrop Grumman Corporation...........................   16,500        892,031
     Rockwell International Corporation.....................    6,000        287,250
                                                                         -----------
                                                                           1,861,781
                                                                         -----------
ALUMINUM--3.5%
     Alcoa, Inc. ...........................................      400         33,200
     Reynolds Metals Company................................   16,900      1,294,963
                                                                         -----------
                                                                           1,328,163
                                                                         -----------
APPAREL & TEXTILES--0.7%
     Russell Corporation....................................   15,300        256,275
                                                                         -----------
APPLIANCE & HOUSEHOLD FURNITURE--1.3%
     Whirlpool Corporation..................................    7,500        487,969
                                                                         -----------
AUTO PARTS--4.7%
     Dana Corporation.......................................   18,800        562,825
     Delphi Automotive Systems Corporation..................   15,925        250,819
     Meritor Automotive, Inc. ..............................   10,000        193,750
     Tenneco, Inc. .........................................    8,600         80,087
     TRW Inc. ..............................................   13,600        706,350
                                                                         -----------
                                                                           1,793,831
                                                                         -----------
AUTOS & TRUCKS--5.4%
     Ford Motor Company.....................................   20,600      1,100,813
     General Motors Corporation.............................   13,200        959,475
                                                                         -----------
                                                                           2,060,288
                                                                         -----------
BEVERAGES--0.9%
     Anheuser-Busch Companies, Inc. ........................    5,100        361,462
                                                                         -----------
CHEMICALS--3.0%
     The Dow Chemical Company...............................    5,300        708,213
     Eastman Chemical Company...............................    8,700        414,881
                                                                         -----------
                                                                           1,123,094
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 1999 (Unaudited)

                                                              SHARES        VALUE
                                                              ------        -----
CONTAINERS--1.2%
     Pactiv Corporation.....................................   43,000    $   456,875
                                                                         -----------
ELECTRICAL UTILITIES--10.9%
     CMS Energy Corporation.................................   12,600        392,963
     Central & South West Corporation.......................    7,000        140,000
     DTE Energy Company.....................................    6,100        191,387
     Edison International...................................    7,100        185,931
     Entergy Corporation....................................    7,400        190,550
     GPU, Inc. .............................................    5,400        161,662
     Illinova Corporation...................................   28,700        997,325
     PECO Energy Company....................................   12,900        448,275
     P P & L Resources, Inc. ...............................   12,937        295,934
     Public Service Enterprises Group, Inc. ................   10,600        369,012
     SCANA Corporation......................................   17,800        478,375
     ScottishPower plc ADR..................................    3,828        107,184
     Texas Utilities Company................................    5,502        195,665
                                                                         -----------
                                                                           4,154,263
                                                                         -----------
ENGINEERING & CONSTRUCTION--0.8%
     Harsco Corporation.....................................    9,300        295,275
                                                                         -----------
FOREST PRODUCTS--3.0%
     Georgia-Pacific (Timber Group).........................   12,300        302,887
     Weyerhaeuser Company...................................   11,800        847,388
                                                                         -----------
                                                                           1,150,275
                                                                         -----------
HEALTHCARE: DRUGS--0.7%
     American Home Products Corporation.....................    6,500        256,344
                                                                         -----------
INSURANCE: LIFE--2.7%
     American General Corporation...........................    7,687        583,251
     Lincoln National Corporation...........................   10,800        432,000
                                                                         -----------
                                                                           1,015,251
                                                                         -----------
INSURANCE: PROPERTY CASUALTY--4.0%
     The Allstate Corporation...............................   29,700        712,800
     Safeco Corporation.....................................   15,600        388,050
     St. Paul Companies, Inc. ..............................   12,800        431,200
                                                                         -----------
                                                                           1,532,050
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 1999 (Unaudited)

                                                              SHARES        VALUE
                                                              ------        -----
LEISURE/TOYS--0.9%
     Fortune Brands, Inc. ..................................   10,000    $   330,625
                                                                         -----------
MACHINERY--1.7%
     CNH Global N.V.........................................   48,300        642,994
                                                                         -----------
MEDICAL PRODUCTS & SUPPLIES--1.1%
     Baxter International, Inc. ............................    6,700        420,844
                                                                         -----------
METALS: MISC.--0.6%
     Phelps Dodge Corporation...............................    3,200        214,800
                                                                         -----------
OFFICE EQUIPMENT & SUPPLIES--1.5%
     Xerox Corporation......................................   26,100        592,144
                                                                         -----------
OIL--DOMESTIC--7.5%
     Conoco Inc.--Class B...................................   14,184        352,827
     Occidental Petroleum Corporation.......................   35,200        761,200
     Phillips Petroleum Company.............................   16,900        794,300
     Sunoco Inc. ...........................................    3,100         72,850
     USX-Marathon Group, Inc. ..............................   23,200        572,750
     Ultramar Diamond Shamrock Corporation..................   14,100        319,894
                                                                         -----------
                                                                           2,873,821
                                                                         -----------
OIL--INTERNATIONAL--0.4%
     Texaco Inc. ...........................................    3,100        168,369
                                                                         -----------
PAPER--4.3%
     Georgia-Pacific Group..................................    9,400        477,050
     International Paper Company............................   20,465      1,154,993
                                                                         -----------
                                                                           1,632,043
                                                                         -----------
PHOTOGRAPHY/IMAGING--2.2%
     Eastman Kodak Company..................................   12,800        848,000
                                                                         -----------
POLLUTION CONTROL--0.4%
     Waste Management, Inc. ................................    9,930        170,672
                                                                         -----------
RAILROADS--1.6%
     CSX Corporation........................................    3,100         97,263
     Norfolk Southern Corporation...........................   24,000        492,000
                                                                         -----------
                                                                             589,263
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 1999 (Unaudited)

                                                              SHARES        VALUE
                                                              ------        -----
REGIONAL BANKS--5.7%
     Bank One Corporation...................................   18,200    $   583,537
     First Security Corporation.............................    8,200        209,356
     First Union Corporation................................   13,370        438,703
     Fleet Financial Group, Inc. ...........................   12,000        417,750
     KeyCorp................................................   14,200        314,175
     UnionBanCal Corporation................................    5,000        197,187
                                                                         -----------
                                                                           2,160,708
                                                                         -----------
RETAIL: DEPARTMENT STORES--1.1%
     May Department Stores Company..........................   13,000        419,250
                                                                         -----------
RETAIL: GENERAL MERCHANDISE--1.9%
     J.C. Penney Company, Inc. .............................   13,600        271,150
     Sears, Roebuck & Company...............................   15,100        459,606
                                                                         -----------
                                                                             730,756
                                                                         -----------
SAVINGS & LOANS--3.7%
     Fannie Mae.............................................  12,300..       767,981
     Washington Mutual, Inc. ...............................   24,424        635,024
                                                                         -----------
                                                                           1,403,005
                                                                         -----------
SMALL LOANS & FINANCE--1.6%
     Associates First Capital Corporation--Class A..........      742         20,359
     Household International, Inc. .........................   16,119        600,433
                                                                         -----------
                                                                             620,792
                                                                         -----------
STEEL--2.4%
     USX-U.S. Steel Group, Inc. ............................   27,800        917,400
                                                                         -----------
TELEPHONE--8.8%
     AT&T Corporation.......................................   20,250      1,027,688
     ALLTEL Corporation.....................................    9,400        777,263
     Bell Atlantic Corporation..............................   10,780        663,644
     GTE Corporation........................................    1,400         98,787
     SBC Communications, Inc. ..............................   16,090        784,387
                                                                         -----------
                                                                           3,351,769
                                                                         -----------
TOBACCO--2.3%
     Philip Morris Companies, Inc. .........................   37,700        874,169
                                                                         -----------

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS, CONTINUED
December 31, 1999 (Unaudited)

                                                              SHARES        VALUE
                                                              ------        -----
TRUCKING--0.5%
     Ryder System, Inc. ....................................    8,000    $   195,500
                                                                         -----------
     Total common stocks (cost $33,319,332).................              37,290,120
                                                                         -----------

                                                              PRINCIPAL
             VARIABLE RATE DEMAND NOTES*--1.9%                 AMOUNT
--------------------------------------------------------------------------------------
     Pitney Bowes, Inc., 6.095%.............................  $734,650         734,650
                                                                           -----------
     Total variable rate demand notes (cost $734,650).......                   734,650
                                                                           -----------
Total investments--99.8% (cost $34,053,982).................                38,024,770
Other assets in excess of liabilities--0.2%.................                    80,190
                                                                           -----------
     TOTAL NET ASSETS--100.0%...............................               $38,104,960
                                                                           ===========

---------------

  * Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of December 31, 1999.

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
December 31, 1999

ASSETS:
     Investments, at value (cost $34,053,982)...............   $38,024,770
     Dividends and interest receivable......................       106,652
     Prepaid expenses.......................................         4,958
                                                               -----------
          Total assets......................................    38,136,380
                                                               -----------
LIABILITIES:
     Payable to Advisor.....................................        11,209
     Payable to Custodian...................................         7,499
     Accrued expenses and other liabilities.................        12,712
                                                               -----------
          Total liabilities.................................        31,420
                                                               -----------
          Net assets........................................   $38,104,960
                                                               ===========
NET ASSETS CONSIST OF:
     Paid in capital........................................   $33,731,872
     Undistributed (distributions in excess of) net
      investment income.....................................        (8,603)
     Undistributed net realized gains on investments........       410,903
     Net unrealized appreciation on investments.............     3,970,788
                                                               -----------
          Net assets........................................   $38,104,960
                                                               ===========
CALCULATION OF NET ASSET VALUE PER SHARE:
     Shares outstanding (unlimited shares of no par value
      authorized)...........................................     2,762,579
     Net asset value per share (offering and redemption
      price)................................................   $     13.79
                                                               ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (UNAUDITED)
Six Months Ended December 31, 1999

INVESTMENT INCOME
  Income
     Dividends..............................................  $   593,334
     Interest...............................................       10,322
                                                              -----------
          Total income......................................      603,656
                                                              -----------
  Expenses
     Advisory fee...........................................      105,986
     Legal and auditing fees................................        3,714
     Custodian fees and expenses............................        7,160
     Accounting fee.........................................       12,358
     Administration fee.....................................        2,464
     Trustees' fees and expenses............................        2,555
     Reports to shareholders................................        9,540
     Other expenses.........................................          907
                                                              -----------
          Total expenses....................................      144,684
     Less, expense reimbursement............................      (38,698)
                                                              -----------
          Net expenses......................................      105,986
                                                              -----------
  Net investment income.....................................      497,670
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on securities transactions...........    2,055,261
     Net change in unrealized depreciation of securities....   (8,104,827)
                                                              -----------
          Net loss on investments...........................   (6,049,566)
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(5,551,896)
                                                              ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                            SIX MONTHS ENDED
                                                            DECEMBER 31, 1999         YEAR ENDED
                                                               (UNAUDITED)           JUNE 30, 1999
                                                            -----------------        -------------
OPERATIONS:
     Net investment income................................     $   497,670            $   955,430
     Net realized gain on securities transactions.........       2,055,261              1,951,485
     Net change in unrealized appreciation (depreciation)
       of securities......................................      (8,104,827)                76,985
                                                               -----------            -----------
          Net increase (decrease) in net assets resulting
            from operations...............................      (5,551,896)             2,983,900
                                                               -----------            -----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
     Net investment income................................        (506,273)              (957,593)
     Net realized gain on securities transactions.........      (3,053,972)            (3,955,702)
                                                               -----------            -----------
          Total dividends and distributions...............      (3,560,245)            (4,913,295)
                                                               -----------            -----------
FUND SHARE TRANSACTIONS:
     Net proceeds from shares sold........................               0                      0
     Shares issued in connection with payment of dividends
       and distributions..................................       3,560,245              4,913,295
     Cost of shares redeemed..............................         (22,500)               (29,999)
                                                               -----------            -----------
          Net increase in net assets from Fund share
            transactions..................................       3,537,745              4,883,296
                                                               -----------            -----------
Total increase (decrease) in net assets...................      (5,574,396)             2,953,901
NET ASSETS:
     Beginning of period..................................      43,679,356             40,725,455
                                                               -----------            -----------
     End of period*.......................................     $38,104,960            $43,679,356
                                                               ===========            ===========
*Including undistributed (distributions in excess of) net
  investment income of:...................................     $    (8,603)           $         0
                                                               ===========            ===========
CHANGES IN SHARES OUTSTANDING:
     Shares sold..........................................               0                      0
     Shares issued in connection with payment of dividends
       and distributions..................................         262,901                307,125
     Shares redeemed......................................          (1,470)                (1,827)
                                                               -----------            -----------
          Net increase....................................         261,431                305,298
                                                               ===========            ===========

                     See Notes to the Financial Statements.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
December 31, 1999

NOTE 1. ACCOUNTING POLICIES. The Equity Fund for Insurance Companies (the "Fund") is a series of Hotchkis and Wiley Funds (the "Trust"), an open-end, management investment company organized as a Massachusetts business trust on August 22, 1984 and registered under the Investment Company Act of 1940. The Fund commenced operations on January 29, 1993. The sole shareholder of the Fund is The Prudential Insurance Company of America. The Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. In addition to the Fund, the Trust also offers the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Low Duration Fund, the Short-Term Investment Fund, the Total Return Bond Fund, the Mid-Cap Fund, and the Global Equity Fund (collectively, the "Funds"). The assets of each series are invested in separate, independently managed portfolios. The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.

               SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern Time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by Hotchkis and Wiley (the "Advisor") under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

               FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

               EXPENSE ALLOCATION: Common expenses incurred by the Trust are allocated among the Funds based upon (i) relative average net assets,
          (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure.

               USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED
December 31, 1999

          assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

               OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT. The Fund has an investment advisory agreement with the Advisor with whom certain officers and Trustees of the Trust are affiliated. The Advisor is a division of Merrill Lynch Asset Management, L.P., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Advisor receives a fee, computed daily and payable monthly, at an annual rate of 0.60% of the first $10 million of the Fund's average daily net assets, and 0.50% of the average daily net assets in excess of $10 million.

               The Advisor provides continuous supervision of the investment portfolio and pays all of the operating expenses relating to the Fund other than the advisory fee. For the six months ended December 31, 1999, the Advisor paid $38,698 of operating expenses on behalf of the Fund.

               As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Fund, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3. PURCHASES AND SALES OF SECURITIES. Purchases and sales of investment securities, other than short-term investments, for the six months ended December 31, 1999 were $4,394,985 and $4,569,269, respectively. There were no purchases or sales of long-term U.S. government securities.

               At December 31, 1999 (for financial reporting and federal income tax purposes), net unrealized appreciation aggregated $3,970,788, of which $9,266,408 related to appreciated securities and $5,295,620 related to depreciated securities. At December 31, 1999, the cost of investments for book and federal income tax purposes was $34,053,982.

HOTCHKIS
AND WILEY  Equity Fund for Insurance Companies
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                    SIX MONTHS
                                                       ENDED                       YEAR ENDED JUNE 30,
                                                 DECEMBER 31, 1999    ----------------------------------------------
                                                    (UNAUDITED)        1999      1998      1997      1996      1995
                                                 -----------------     ----      ----      ----      ----      ----
Net Asset Value, Beginning of Period............      $17.46          $18.55    $16.32    $13.51    $11.53    $ 9.89
                                                      ------          ------    ------    ------    ------    ------
  Income from Investment Operations:
    Net investment income.......................        0.20            0.41      0.41      0.39      0.34      0.41
    Net realized and unrealized gain (loss) on
      investments...............................       (2.46)           0.70      3.31      3.30      2.26      1.59
                                                      ------          ------    ------    ------    ------    ------
    Total from investment operations............       (2.26)           1.11      3.72      3.69      2.60      2.00
                                                      ------          ------    ------    ------    ------    ------
  Less Distributions:
    Dividends (from net investment income)......       (0.20)          (0.41)    (0.41)    (0.40)    (0.40)    (0.34)
    Distributions (from realized gains).........       (1.21)          (1.79)    (1.08)    (0.48)    (0.22)    (0.02)
                                                      ------          ------    ------    ------    ------    ------
    Total distributions.........................       (1.41)          (2.20)    (1.49)    (0.88)    (0.62)    (0.36)
                                                      ------          ------    ------    ------    ------    ------
Net Asset Value, End of Period..................      $13.79          $17.46    $18.55    $16.32    $13.51    $11.53
                                                      ======          ======    ======    ======    ======    ======
Total Return....................................      (12.73)%++        7.29%    23.69%    28.20%    22.93%    20.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)............       $38.1           $43.7     $40.7     $33.0     $24.6     $17.4
Ratio of expenses to average net assets:
    Before expense reimbursement................        0.72%+          0.65%     0.73%     0.75%     0.76%     1.05%
    After expense reimbursement.................        0.53%+          0.52%     0.52%     0.53%     0.54%     0.58%
Ratio of net investment income to average net
  assets:
    Before expense reimbursement................        2.28%+          2.28%     2.06%     2.50%     2.78%     3.58%
    After expense reimbursement.................        2.47%+          2.41%     2.27%     2.72%     3.00%     4.03%
Portfolio turnover..............................          11%++           14%       21%       22%       21%       29%

 + Annualized.

++ Not Annualized.

                     See Notes to the Financial Statements.